                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2003
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                             THE QUIGLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

        Nevada                          01-21617               23-2577138
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---

         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 2

Item 7.     Financial Statements and Exhibits.
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(c)         Exhibits

            Exhibit No.    Exhibits
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            99.1           First Quarter Preliminary Unaudited Earnings Release.

Item 9.     Regulation FD Disclosure.
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            On April 29, 2003, The Quigley Corporation announced its results for the quarter ended March 31, 2003.  The  information  contained in this report on
Form 8-K is being  furnished  pursuant to Item 12 of Form 8-K as directed by the
U.S. Securities and Exchange Commission in Release No. 34-47583.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2003                        THE QUIGLEY CORPORATION

                                           By: /s/ George J. Longo
                                               ---------------------------------
                                               Name:  George J. Longo
                                               Title: Vice President and
                                                      Chief Financial Officer

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